Exhibit 99.2

                              ARMOR HOLDINGS, INC.
                           1400 Marsh Landing Parkway
                                    Suite 112
                             Jacksonville, FL 32250


                                                      August 20, 2001



The Kroll-O'Gara Company
O'Gara-Hess & Eisenhardt Armoring Company
The O'Gara Company
O'Gara Security Associates, Inc.
900 Third Avenue
New York, NY  10022

Dear Sirs,


      Reference is made to the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of April 20, 2001, by and among The Kroll-O'Gara Company, an Ohio corporation (the "Seller"), O'Gara-Hess & Eisenhardt Armoring Company, a Delaware corporation ("OHEAC"), The O'Gara Company, an Ohio corporation ("O'Gara Company"), O'Gara Security Associates, Inc., an Ohio corporation ("OSA" and, together with OHEAC and O'Gara Company, the "Companies"), Armor Holdings, Inc., a Delaware corporation ("AHI"), and Bengal Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of AHI ("Purchaser"). Capitalized terms used, but not defined herein, shall have the respective meanings ascribed to them in the Stock Purchase Agreement.

      This letter sets forth our understanding with respect to the modification of the Stock Purchase Agreement in connection with the consummation of the transactions contemplated thereby as follows:

      1. Amendment. The definition of "Termination Date" set forth in the Stock Purchase Agreement is hereby amended by deleting the first sentence thereof and inserting in lieu thereof the following new sentence:

            "Termination Date" shall mean June 30, 2001; provided, however, that the Termination Date shall be extended daily until seventeen (17) days after the Registration Statement is declared effective; but in no event later than September 14, 2001.

      2. Representations and Warranties. Each party represents and warrants to the others that (i) it has all necessary corporate power and authority to enter into this letter agreement and to perform its obligations hereunder; (ii) this letter agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this letter agreement, except as limited by bankruptcy, insolvency, or other laws relating to the enforcement of creditor's

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rights and by general principles of equity; and (iii) the execution, delivery and performance of this letter agreement does not and will not, conflict with any law, regulation, court order, or judgment applicable to it, violate its Charter or By-laws, or result in any breach or default under, require the consent under, or give to others any rights of termination or acceleration of any right or obligation of it.

      3.    Miscellaneous.

            (a) References to Agreement. On and after the date hereof, each reference in the Stock Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Stock Purchase Agreement shall mean and be a reference to the provisions of the Stock Purchase Agreement as amended hereby.

            (b) No Other Changes. Except as specifically amended by this letter agreement, the Stock Purchase Agreement shall remain in full force and effect in accordance with its terms.

            (c) Notices. Any notice, demand, claim or other communication under this letter agreement shall be in writing and shall be deemed to have been given upon the delivery, mailing or transmission thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):



If to the Seller or the Companies:    If to AHI or the Purchaser:

                                      1400 Marsh Landing Parkway
900 Third Avenue                      Suite 112
New York, NY  10022                   Jacksonville, FL  32250
Attn.: President                      Attn.: President
Facsimile: (212) 308-0951             Facsimile: (904) 741-5400

with a copy to:                       with a copy to:

Kramer Levin Naftalis & Frankel LLP   Kane Kessler, P.C.
919 Third Avenue                      1350 Avenue of the America
New York, New York 10022              26th Floor
Attn.: Peter S. Kolevzon, Esq.        New York, New York 10019
Facsimile: (212) 715-8000             Attn.: Robert L. Lawrence, Esq.
                                      Facsimile: (212) 245-3009


            (d) Headings; Construction. The section and other headings contained in this letter agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this letter agreement. Any reference in this letter

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agreement to a section, exhibit or schedule shall, unless otherwise expressly indicated, refer to a section of or an exhibit or schedule to this letter agreement.

            (e) Governing Law; Jurisdiction and Venue. This letter agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of New York without reference to the choice of law principles thereof. This letter agreement shall be subject to the exclusive jurisdiction of the state or federal courts sitting in New York County, New York. The parties to this letter agreement agree that any breach of any term or condition of this letter agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the United States District Court for the Southern District of New York or courts of the State of New York for the purpose of resolving any disputes among the parties relating to this letter agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this letter agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in New York County, New York has been brought in an inconvenient forum. The parties hereto agree to service of process by certified or registered United States mail, postage prepaid, addressed to the party in question.

            (f) Further Assurances. The parties hereto shall deliver any and all other instruments or documents reasonably requested by the other party in order to give effect to all of the terms and provisions of this letter agreement.

            (g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


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      If the foregoing accurately reflects our agreements, please so indicate by signing a copy of this letter agreement and returning it to the undersigned.


                                          Sincerely,




Armor Holdings, Inc.                  Bengal Acquisition Corp.

By:   /s/ _________________________   By:   /s/ _________________________
      Name: _______________________         Name: _______________________
      Title:_______________________         Title:_______________________


ACCEPTED AND AGREED:
The Kroll-O'Gara Company              O'Gara-Hess  &  Eisenhardt  Armoring
                                      Company
By:   /s/ _________________________
      Name: _______________________   By:   /s/ ____________________
      Title:_______________________   Name: _______________________
                                      Title:_______________________

The O'Gara Company                    O'Gara Security Associates, Inc.

By:   /s/ _________________________   By:   /s/ _________________________
      Name: _______________________         Name: _______________________
      Title:_______________________         Title:_______________________


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